                                                                   EXHIBIT 10.24

                         SECOND AMENDMENT TO AMENDED AND
                     RESTATED FRANCHISEE FINANCING AGREEMENT

         This Second Amendment to Amended and Restated Franchisee Financing Agreement ("Amendment") is made and entered into by and among Wells Fargo Foothill, Inc., a California corporation ("Lender"), ColorTyme, Inc., a Texas corporation ("ColorTyme"), and Rent-A-Center East, Inc., a Delaware corporation (the "RAC").

                                    RECITALS

         A. Lender, ColorTyme and RAC entered into that certain Amended and Restated Franchisee Financing Agreement dated October 1, 2003, as amended by that certain First Amendment to Amended and Restated Franchisee Financing Agreement dated December 15, 2003 (as amended, the "Agreement").

         B. Lender, ColorTyme and RAC desire to amend the Agreement in accordance with the terms of this Amendment.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms not defined herein shall be construed to have the meaning and definition set forth in the Agreement.

         2. Amendment. Section 2.2(g) of the Agreement is hereby amended in its entirety to read as follows:

                  Section 2.2 (g) Financial Statements and Reports. RAC shall provide to Lender a copy of each Form 10-K, Form 10-Q and Form 8-K of Rent-A-Center, Inc., filed with the U.S. Securities and Exchange Commission, within two (2) business days after the filing thereof. ColorTyme shall provide to Lender (i) a copy of its audited individual and consolidated year-end financial statements within ninety (90) days following the end of each fiscal year; (ii) a copy of its monthly financial statements within thirty (30) days following the end of each month; and (iii) a copy of its Uniform Franchise Offering Circular and all amendments thereto, within one hundred twenty (120) days following the end of each fiscal year. ColorTyme shall provide to Lender copies of royalty reports for any Franchisee upon the request of Lender and will assist Lender in requesting financial statements from each Franchisee. RAC and ColorTyme shall provide to Lender a quarterly compliance certificate in the form of Exhibit A attached hereto within five (5) business days following the filing of a Form 10-Q or Form 10-K, as applicable, of Rent-A-Center, Inc. with the U.S. Securities and Exchange Commission.

         3. Effect of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect.

SECOND AMENDMENT TO AMENDED AND
RESTATED FRANCHISEE FINANCING AGREEMENT

         4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF CALIFORNIA.

         5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Signatures hereby transmitted by facsimile or other electronic means shall be effective as originals.

      [Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

SECOND AMENDMENT TO AMENDED AND
RESTATED FRANCHISEE FINANCING AGREEMENT - PAGE 2

         IN WITNESS WHEREOF, the parties have executed this Amendment on this 1st day of March, 2004.

                                     COLORTYME, INC.

                                     By:   /s/ Steven M. Arendt
                                          ------------------------
                                          Steven M. Arendt
                                          President and Chief Executive Officer

SECOND AMENDMENT TO AMENDED AND
RESTATED FRANCHISEE FINANCING AGREEMENT - SIGNATURE PAGE

                                     RENT-A-CENTER EAST, INC.

                                     By:   /s/ Mitchell E. Fadel
                                          -------------------------
                                          Mitchell E. Fadel
                                          Vice President

SECOND AMENDMENT TO AMENDED AND
RESTATED FRANCHISEE FINANCING AGREEMENT - SIGNATURE PAGE

                                     WELLS FARGO FOOTHILL, INC.

                                     By:   /s/ David B. Fricke
                                          --------------------------------------
                                          Name:  David B. Fricke
                                          Title:  Senior Vice President

SECOND AMENDMENT TO AMENDED AND
RESTATED FRANCHISEE FINANCING AGREEMENT - SIGNATURE PAGE